UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2012

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 SOUTH MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

DISH Network Corporation (NASDAQ: “DISH”) and its subsidiary, DISH DBS Corporation (“DISH DBS”), are furnishing information regarding financial results as of and for the three months ended March 31, 2012 for DISH DBS as set forth on Exhibit 99.1 hereto, which is incorporated by reference herein.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01 Regulation FD Disclosure.

On May 7, 2012, DISH Network issued a press release announcing the intention of its subsidiary, DISH DBS, to commence an offering, subject to market and other conditions, of its senior notes.  The notes will only be offered and sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act and in offshore transactions in accordance with Regulation S under the Securities Act.  The interest rate and other terms of the senior notes will be determined at pricing. The net proceeds of the offering are intended to be used for general corporate purposes.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

DISH Network and its subsidiary, DISH DBS, are also hereby furnishing the information as set forth on Exhibit 99.1 hereto, which is incorporated by reference herein.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Certain statements incorporated by reference in this Current Report on Form 8-K may be forward-looking statements, which may involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described.  Neither DISH Network nor DISH DBS undertakes any obligation to update forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Certain Information Regarding DISH DBS Corporation

Exhibit 99.2	Press Release “DISH Network Announces Debt Offering” dated May 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION

Date: May 7, 2012	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Certain Information Regarding DISH DBS Corporation

Exhibit 99.2	Press Release “DISH Network Announces Debt Offering” dated May 7, 2012